UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
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CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of Earliest Event Reported): October 18, 2017
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CYRUSONE INC.
(Exact Name of Registrant as Specified in its Charter)
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Maryland	001-35789	46-0691837
(State of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2101 Cedar Springs Road, Suite 900
Dallas, TX 75201
(Address of Principal Executive Office)
Registrant’s telephone number, including area code: (972) 350-0060
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01 — Regulation FD Disclosure.
On October 18, 2017, CyrusOne Inc. (“CyrusOne”) issued a press release announcing that it has entered into a strategic commercial agreement with GDS Holdings Limited (“GDS”), a leading developer and operator of high-performance data centers in China, and that it has agreed to invest $100 million in GDS via newly-issued unregistered ordinary shares. A copy of the press release is attached hereto as Exhibit 99.1 and incorporated herein by reference.
CyrusOne and GDS will hold a joint conference call to discuss the transaction at 9:00 AM Eastern Time on Wednesday, October 18, 2017. The public may access the conference call through a live audio webcast available on CyrusOne’s investor relations website at http://investor.cyrusone.com. A copy of the investor presentation to be discussed during the conference call will be available for download prior to the call on CyrusOne’s investor relations website at http://investor.cyrusone.com.
The conference call also can be accessed by dialing +1.844.492.3731, or +1.412.542.4121 for international callers. A replay will be available one hour after the conclusion of the call through November 1, 2017. The U.S. toll-free replay dial-in number is +1.877.344.7529 and the international replay dial-in number is +1.412.317.0088. The replay access code is 10113452.
The information furnished as a part of this Item 7.01 of Form 8-K, including the exhibit attached as Exhibit 99.1, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such filing.
Item 9.01 — Financial Statements and Exhibits.
(d) Exhibits

Exhibit No.	Description
99.1	Press Release dated October 18, 2017.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CYRUSONE INC.

Date: October 18, 2017	By:	/s/ Robert M. Jackson
Robert M. Jackson
EVP, General Counsel and Secretary

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press Release dated October 18, 2017.

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